UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21470
Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2010

WALL ST

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Aamer Khan, CFA
Co-Portfolio Manager
Martha Locke
Co-Portfolio Manager
John Croft, CFA
Co-Portfolio Manager
Judith A. Saryan, CFA
Co-Portfolio Manager
•	In a year characterized by dramatic starts and stops, global equity markets posted solid gains for the 12 months ending October 31, 2010. Following a positive start to the year, investor concerns — including European sovereign risk contagion, credit tightening in China and the impact of the Gulf of Mexico oil spill — blunted global markets’ progress during the April-June quarter as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. European and U.S. markets suffered the worst during this period; Asia-Pacific markets fared somewhat better; and emerging markets, as a whole, outperformed developed markets but still recorded losses.
•	The July-September quarter brought yet another change of direction, however, as global stocks rebounded on strengthening economic data and attractive valuations. Despite ongoing macro concerns worldwide, many economies began to show signs of growth: U.S. corporate business fundamentals made some positive advancements, the sovereign debt situation in southern Europe showed improvement, and the euro and other currencies strengthened versus the U.S. dollar. By September and October, investors worldwide seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.
•	For the 12-month period ending October 31, 2010, the MSCI World Index returned 12.74%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index advanced 8.36%, the MSCI All-Country Asia-Pacific Index returned 13.66%, the S&P 500 Index was up 16.52% and the MSCI Emerging Markets Index gained 23.56%.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETG.” For the fiscal year ending October 31, 2010, the Fund’s return at net asset value outperformed that of its benchmark, the MSCI World Index (the Index), as well as the average return of its Lipper Global Funds peer group.[1] The Fund’s excess return versus the Index was due to the strong performance of its investments in preferred stocks, which outperformed common stocks during the reporting period, as well as opportune security selection and sector allocation within the common stock portion of the Fund.

Total Return Performance 10/31/09 — 10/31/10

NYSE Symbol	ETG

At Net Asset Value (NAV)[2]	19.46%
At Market Price[2]	25.06%

MSCI World Index 1, [3]	12.74%
BofA Merrill Lynch Fixed Rate Preferred Stock Index[1]	19.86%
Lipper Global Funds Average (at NAV)[1]	16.82%

Premium/(Discount) to NAV (10/31/10)	(5.35)%
Total Distributions per share	$1.230
Distribution Rate[4] At NAV	8.12%
At Market Price	8.58%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s total return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. The Fund’s primary benchmark was changed to the MSCI World Index to better reflect its investment strategy.

[2]	Performance results reflect the effects of leverage.

[3]	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s common stock allocation produced a solid double-digit return for the year, surpassing the Index’s return largely as a result of the performance of its holdings in the financials, industrials and materials sectors. An overweighting in the telecommunication services sector also contributed to the Fund’s relative outperformance. Detractors from relative performance during the year included some of the Fund’s holdings in the information technology sector, as well as overweighted allocations to the utilities and energy sectors, which were among the weakest performers in the Index during the year. International stocks, primarily those in Europe, had generally weaker performance versus those in the U.S. and some other developed markets, particularly during the April-June period of the fiscal year.
•	The Fund had approximately 14% of its total investments in preferred stocks during the fiscal year. As previously mentioned, this allocation was one of the main drivers of the Fund’s alpha, or excess return versus its benchmark, since preferred stocks tended to be stronger performers than common stocks during the period. Furthermore, the Fund’s preferred stock investments posted a 24.72% return, bettering the 19.86% performance of the overall preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Stock Index. This outperfor-mance was attributable to a variety of factors, including an overweighting in banks, an overweighting in BBB-rated entities and, notably, a sizeable position in BB- or below-rated securities, which provided a significant boost to the performance of the preferred stock allocation.[1] These positive factors more than offset the negative effects of duration and security selection.
•	Based on the Fund’s objective of providing a high level of after-tax total return, which consists mostly of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI). The Fund’s investments in preferred stocks, in addition to its common stock portfolio and its high representation in international stocks, all contributed to the Fund’s QDI during the fiscal year.
•	As of October 31, 2010, the Fund had leverage in the amount of 26% of the Fund’s total assets. The Fund uses leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks, including the likelihood of greater volatility of the net asset value and market price of the Fund’s common shares. The cost of the Fund’s leverage rises and falls with changes in short-term interest rates.[2]
•	Effective March 1, 2010, John H. Croft became Co-Portfolio Manager of the Fund, replacing Thomas H. Luster, who continues to serve as a portfolio manager for other Eaton Vance funds. Mr. Croft is a Vice President in Eaton Vance’s investment grade income group, which he joined in 2004, and is a portfolio manager of other Eaton Vance funds.
•	As always, we thank you for your continued confidence and participation in the Fund.

1	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

[2]	In the event of a rise in long-term interest rates due to market conditions, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its debt financing.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010
FUND PERFORMANCE
Performance1

NYSE Symbol:	ETG

Average Annual Total Returns (at market price, NYSE)
One Year	25.06%
Five Years	2.25
Life of Fund (1/30/04)	4.11

Average Annual Total Returns (at net asset value)
One Year	19.46%
Five Years	1.55
Life of Fund (1/30/04)	4.96

[1]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Geographic Allocation2
By total investments

2 As a percentage of the Fund’s total investments as of 10/31/10.
Fund Composition
Top 10 Common Stock Holdings3

By total investments
McDonald’s Corp.	4.0%
Deere & Co.	3.5
Chevron Corp.	3.4
Southern Copper Corp.	3.3
Philip Morris International, Inc.	3.2
Nestle SA	2.8
France Telecom SA	2.8
Marathon Oil Corp.	2.5
ENI SpA	2.2
Annaly Capital Management, Inc.	2.0

[3]	Top 10 Common Stock Holdings represented 29.7% of the Fund’s total investments as of 10/31/10.
Equity Sector Weightings4
By total investments

[4]	As a percentage of the Fund’s total investments as of 10/31/10.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 108.6%

Security	Shares	Value

Chemicals — 0.8%

Air Liquide SA(1)	75,000	$9,710,671

		$9,710,671

Commercial Banks — 6.8%

Australia and New Zealand Banking Group, Ltd.	550,000	$13,418,203
Commonwealth Bank of Australia(1)	385,000	18,508,200
State Bank of India GDR	50,000	6,900,000
Wells Fargo & Co.(1)	985,461	25,700,823
Westpac Banking Corp.	650,000	14,473,522

		$79,000,748

Communications Equipment — 1.0%

Telefonaktiebolaget LM Ericsson, Class B(1)	1,050,000	$11,547,468

		$11,547,468

Computers & Peripherals — 2.8%

Hewlett-Packard Co.(1)	400,000	$16,824,000
International Business Machines Corp.(1)	110,000	15,796,000

		$32,620,000

Diversified Telecommunication Services — 8.3%

AT&T, Inc.(1)	630,000	$17,955,000
BCE, Inc.(1)	400,000	13,404,000
Deutsche Telekom AG(1)	450,000	6,518,850
France Telecom SA(1)	1,800,000	43,187,614
Telefonica 02 Czech Republic AS(1)	300,000	6,594,093
Telstra Corp., Ltd.(1)	3,200,000	8,385,644

		$96,045,201

Electric Utilities — 12.6%

E.ON AG(1)	900,000	$28,170,254
Edison International(1)	350,000	12,915,000
Enel SpA(1)	4,364,872	24,932,576
Entergy Corp.(1)	350,000	26,085,500
Scottish and Southern Energy PLC(1)	1,550,000	28,644,576
Terna Rete Elettrica Nazionale SpA(1)	5,500,000	25,379,723

		$146,127,629

Electrical Equipment — 2.3%

ABB, Ltd.(1)(2)	1,290,000	$26,720,679

		$26,720,679

Food Products — 4.4%

Kraft Foods, Inc., Class A(1)	225,000	$7,260,750
Nestle SA(1)	800,000	43,819,569

		$51,080,319

Hotels, Restaurants & Leisure — 5.4%

McDonald’s Corp.(1)	800,000	$62,216,000

		$62,216,000

Household Durables — 1.0%

Garmin, Ltd.	350,000	$11,494,000

		$11,494,000

Independent Power Producers & Energy Traders — 1.5%

Huaneng Power International, Inc., Class H(1)	5,999,617	$3,424,363
International Power PLC(1)	2,000,000	13,344,427

		$16,768,790

Insurance — 9.7%

Allianz SE(1)	225,000	$28,176,092
Aviva PLC(1)	4,500,000	28,697,904
MetLife, Inc.(1)	750,000	30,247,500
Prudential Financial, Inc.(1)	470,000	24,712,600

		$111,834,096

IT Services — 1.3%

MasterCard, Inc., Class A(1)	60,000	$14,403,600

		$14,403,600

Machinery — 5.5%

Deere & Co.(1)	700,000	$53,760,000
Parker Hannifin Corp.	135,000	10,334,250

		$64,094,250

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Metals & Mining — 5.0%

KGHM Polska Miedz SA(1)	150,000	$6,717,787
Southern Copper Corp.(1)	1,200,000	51,360,000

		$58,077,787

Multi-Utilities — 4.6%

GDF Suez(1)	460,000	$18,380,193
National Grid PLC(1)	500,000	4,728,225
RWE AG(1)	250,000	17,914,928
United Utilities Group PLC(1)	1,250,000	12,238,090

		$53,261,436

Oil, Gas & Consumable Fuels — 14.1%

Chevron Corp.(1)	650,000	$53,696,500
ENI SpA(1)	1,550,000	34,901,867
Marathon Oil Corp.(1)	1,100,000	39,127,000
Repsol YPF SA(1)	500,000	13,865,184
Statoil ASA(1)	1,000,000	21,841,841

		$163,432,392

Pharmaceuticals — 4.6%

Merck & Co., Inc.(1)	320,000	$11,609,600
Pfizer, Inc.(1)	835,000	14,529,000
Takeda Pharmaceutical Co., Ltd.(1)	570,000	26,719,450

		$52,858,050

Real Estate Investment Trusts (REITs) — 4.6%

Annaly Capital Management, Inc.(1)	1,750,000	$30,992,500
AvalonBay Communities, Inc.(1)	206,322	21,934,092

		$52,926,592

Road & Rail — 4.4%

Norfolk Southern Corp.(1)	435,000	$26,748,150
Union Pacific Corp.(1)	270,000	23,673,600

		$50,421,750

Software — 1.2%

Microsoft Corp.(1)	500,000	$13,320,000

		$13,320,000

Tobacco — 5.1%

Altria Group, Inc.(1)	350,000	$8,897,000
Philip Morris International, Inc.(1)	850,000	49,725,000

		$58,622,000

Wireless Telecommunication Services — 1.6%

Millicom International Cellular SA(1)	200,000	$18,920,000

		$18,920,000

Total Common Stocks
(identified cost $908,385,986)		$1,255,503,458

Preferred Stocks — 18.5%

Security	Shares	Value

Commercial Banks — 10.7%

Bank of America Corp., 8.125%(3)	4,000	$4,190,048
Barclays Bank PLC, 7.434%(3)(4)	7,000	7,369,789
BBVA International SA Unipersonal, 5.919%(3)	6,000	5,320,812
BNP Paribas, 7.195%(3)(4)	140	14,594,524
Credit Agricole SA/London, 6.637%(3)(4)	9,950	9,776,810
Farm Credit Bank of Texas, Series I, 10.00%	7,625	8,211,172
HSBC Holdings PLC, Series II, 8.00%	374,000	10,341,100
JPMorgan Chase & Co., 7.90%(3)	9,500	10,536,574
KeyCorp, Series A, 7.75%	65,000	6,968,000
Landsbanki Islands HF, 7.431%(2)(3)(4)(5)(8)	14,850	0
Lloyds Banking Group PLC, 6.657%(2)(3)(4)	18,000	13,770,000
National City Capital Trust II, 6.625%	18,000	452,880
Royal Bank of Scotland Group PLC, 7.648%(3)	3,450	3,385,495
Royal Bank of Scotland Group PLC, Series F, 7.65%	57,778	1,368,183
Royal Bank of Scotland Group PLC, Series L, 5.75%	204,405	3,893,915
Santander Finance SA Unipersonal, 10.50%	141,680	4,095,969
Standard Chartered PLC, 6.409%(3)(4)	99	9,886,358
Wells Fargo & Co., Class A, 7.50%	9,600	9,600,000

		$123,761,629

Diversified Financial Services — 0.3%

Heller Financial, Inc., Series D, 6.95%	31,000	$3,069,970

		$3,069,970

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Electric Utilities — 0.4%

Entergy Arkansas, Inc., 6.45%	54,000	$1,319,625
Georgia Power Co., 6.50%	20,000	2,150,626
Southern California Edison Co., 6.00%	17,000	1,608,625

		$5,078,876

Food Products — 0.7%

Dairy Farmers of America, 7.875%(4)	75,230	$6,671,961
Ocean Spray Cranberries, Inc., 6.25%(4)	12,750	1,043,508

		$7,715,469

Insurance — 5.2%

Aegon NV, 6.375%	180,238	$4,129,253
Arch Capital Group, Ltd., Series A, 8.00%	77,000	1,960,420
AXA SA, 6.379%(3)(4)	4,810	4,684,353
AXA SA, 6.463%(3)(4)	8,225	7,971,604
Endurance Specialty Holdings, Ltd., Series A, 7.75%	246,200	6,305,182
ING Capital Funding Trust III, 8.439%(3)	18,300	18,174,279
Prudential PLC, 6.50%	8,500	8,481,784
RenaissanceRe Holdings, Ltd., Series C, 6.08%	257,500	6,161,975
RenaissanceRe Holdings, Ltd., Series D, 6.60%	70,450	1,760,546

		$59,629,396

Oil, Gas & Consumable Fuels — 0.6%

Kinder Morgan GP, Inc., 8.33%(3)(4)	7,000	$7,357,000

		$7,357,000

Real Estate Investment Trusts (REITs) — 0.6%

CapLease, Inc., Series A, 8.125%	200,000	$5,034,000
Developers Diversified Realty Corp., Series I, 7.50%	60,000	1,461,000
Regency Centers Corp., Series C, 7.45%	41,750	1,053,770

		$7,548,770

Total Preferred Stocks
(identified cost $223,124,150)		$214,161,110

Corporate Bonds & Notes — 4.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 1.6%

Banco Industriale Comercial SA, 8.50%, 4/27/20(4)	$1,050	$1,136,625
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(6)(7)	10,460	10,996,075
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(6)(7)	6,000	5,760,000
SunTrust Capital VIII, 6.10% to 12/15/36, 12/1/66(6)	900	844,143

		$18,736,843

Diversified Financial Services — 0.4%

GE Capital Trust I, 6.375% to 11/15/17, 11/15/67(6)	$4,300	$4,278,500

		$4,278,500

Electric Utilities — 0.9%

PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(6)	$8,600	$8,266,526
Wisconsin Energy Corp., 6.25% to 5/15/17, 5/15/67(6)	2,700	2,649,494

		$10,916,020

Insurance — 1.3%

MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(6)(7)	$2,660	$3,600,289
QBE Capital Funding II LP, 6.797% to 6/1/17, 6/29/49(4)(6)	2,115	1,901,321
XL Capital, Ltd., 6.50% to 4/15/17, 12/29/49(6)	10,000	9,050,000

		$14,551,610

Pipelines — 0.3%

Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(6)	$1,650	$1,605,970
Enterprise Products Operating, LLC, 7.034% to 1/15/18, 1/15/68(6)	1,270	1,313,118

		$2,919,088

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Retail-Drug Stores — 0.4%

CVS Caremark Corp., 6.302% to 6/1/12, 6/1/37, 6/1/62(6)(7)	$5,000	$4,639,175

		$4,639,175

Total Corporate Bonds & Notes
(identified cost $51,333,933)		$56,041,236

Short-Term Investments — 2.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(9)(10)	$31,925	$31,925,484

Total Short-Term Investments
(identified cost $31,925,484)		$31,925,484

Total Investments — 134.8%
(identified cost $1,214,769,553)		$1,557,631,288

Other Assets, Less Liabilities — (34.8)%		$(401,877,525)

Net Assets — 100.0%		$1,155,753,763

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

GDR - Global Depositary Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $86,163,853 or 7.5% of the Fund’s net assets.

(5)	Defaulted security.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(8)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(9)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(10)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $29,814 and $0, respectively.

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	52.5%	$817,802,255
United Kingdom	8.1	125,508,204
France	6.0	93,711,245
Italy	5.5	85,214,166
Switzerland	5.3	82,034,248
Germany	5.2	80,780,124
Australia	3.6	56,686,890
Peru	3.3	51,360,000
Japan	1.7	26,719,450
Norway	1.4	21,841,841
Luxembourg	1.2	18,920,000
Spain	1.2	17,961,153
Bermuda	1.0	16,188,123
Canada	0.9	13,404,000
Sweden	0.7	11,547,468
Cayman Islands	0.6	9,050,000
India	0.4	6,900,000
Poland	0.4	6,717,787
Czech Republic	0.4	6,594,093
Netherlands	0.3	4,129,253
China	0.2	3,424,363
Brazil	0.1	1,136,625
Iceland	0.0	0

Total Investments	100.0%	$1,557,631,288

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $1,182,844,069)	$1,525,705,804
Affiliated investment, at value (identified cost, $31,925,484)	31,925,484
Foreign currency, at value (identified cost, $31,626)	31,498
Dividends and interest receivable	2,962,126
Interest receivable from affiliated investment	7,794
Receivable for investments sold	1,616,668
Tax reclaims receivable	4,061,885

Total assets	$1,566,311,259

Liabilities

Notes payable	$402,000,000
Payable for investments purchased	7,128,514
Payable to affiliates:
Investment adviser fee	957,808
Trustees’ fees	3,942
Accrued expenses	467,232

Total liabilities	$410,557,496

Net Assets	$1,155,753,763

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 76,300,214 shares issued and outstanding	$763,002
Additional paid-in capital	1,447,517,855
Accumulated net realized loss	(637,669,689)
Accumulated undistributed net investment income	1,996,699
Net unrealized appreciation	343,145,896

Net Assets	$1,155,753,763

Net Asset Value

($1,155,753,763 ÷ 76,300,214 common shares issued and outstanding)	$15.15

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $7,149,377)	$108,693,193
Interest	2,490,354
Interest income allocated from affiliated investments	46,819
Expenses allocated from affiliated investments	(17,005)

Total investment income	$111,213,361

Expenses

Investment adviser fee	$12,128,338
Trustees’ fees and expenses	47,881
Custodian fee	624,874
Transfer and dividend disbursing agent fees	16,880
Legal and accounting services	436,083
Printing and postage	270,973
Interest expense and fees	4,433,463
Miscellaneous	106,647

Total expenses	$18,065,139

Deduct —
Reduction of investment adviser fee	$1,608,158
Reduction of custodian fee	219

Total expense reductions	$1,608,377

Net expenses	$16,456,762

Net investment income	$94,756,599

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(31,751,556)
Investment transactions allocated from affiliated investments	23,523
Foreign currency and forward foreign currency exchange contract transactions	3,336,833

Net realized loss	$(28,391,200)

Change in unrealized appreciation (depreciation) —
Investments	$123,245,763
Foreign currency	(14,556)

Net change in unrealized appreciation (depreciation)	$123,231,207

Net realized and unrealized gain	$94,840,007

Net increase in net assets from operations	$189,596,606

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$94,756,599	$84,991,751
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(28,391,200)	(217,698,215)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	123,231,207	209,819,284

Net increase in net assets from operations	$189,596,606	$77,112,820

Distributions to shareholders —
From net investment income	$(93,813,708)	$(111,073,112)

Total distributions	$(93,813,708)	$(111,073,112)

Capital share transactions —
Reinvestment of distributions	$465,513	$—

Net increase in net assets from capital share transactions	$465,513	$—

Net increase (decrease) in net assets	$96,248,411	$(33,960,292)

Net Assets

At beginning of year	$1,059,505,352	$1,093,465,644

At end of year	$1,155,753,763	$1,059,505,352

Accumulated undistributed net investment income included in net assets

At end of year	$1,996,699	$872,124

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	October 31, 2010

Net increase in net assets from operations	$189,596,606
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,500,320,283)
Investments sold	1,429,819,270
Increase in short-term investments, net	(27,007,616)
Net amortization/accretion of premium (discount)	(3,952)
Decrease in dividends and interest receivable	1,129,548
Increase in interest receivable from affiliated investment	(7,794)
Decrease in receivable for investments sold	61,250,465
Increase in tax reclaims receivable	(500,371)
Decrease in payable for investments purchased	(50,128,987)
Increase in payable to affiliate for investment adviser fee	108,427
Decrease in payable to affiliate for Trustees’ fees	(266)
Increase in accrued expenses	7,352
Net change in unrealized (appreciation) depreciation from investments	(123,245,763)
Net realized loss from investments	31,802,672
Return of capital distributions from investments	195,631

Net cash provided by operating activities	$12,694,939

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(93,348,195)
Proceeds from notes payable	63,000,000

Net cash used in financing activities	$(30,348,195)

Net decrease in cash*	$(17,653,256)

Cash at beginning of year(1)	$17,684,754

Cash at end of year(1)	$31,498

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$4,431,750

* Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,397.

(1) Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
					Period Ended		Year Ended
	2010	2009	2008	2007	October 31, 2006(1)		December 31, 2005

Net asset value — Beginning of period (Common shares)	$13.890	$14.340	$31.370	$26.210	$22.170		$21.680

Income (Loss) From Operations

Net investment income(2)	$1.242	$1.114	$2.320	$2.102	$1.635		$1.624
Net realized and unrealized gain (loss)	1.248	(0.108)	(17.421)	5.158	3.868		0.482
Distributions to preferred shareholders —
From net investment income	—	—	(0.203)	(0.468)	(0.365)		(0.310)

Total income (loss) from operations	$2.490	$1.006	$(15.304)	$6.792	$5.138		$1.796

Less Distributions to Common Shareholders

From net investment income	$(1.230)	$(1.456)	$(1.726)	$(1.632)	$(1.098)		$(1.308)

Total distributions to common shareholders	$(1.230)	$(1.456)	$(1.726)	$(1.632)	$(1.098)		$(1.308)

Preferred and common shares offering costs charged to paid-in capital(2)	$—	$—	$—	$—	$—		$0.002

Net asset value — End of period (Common shares)	$15.150	$13.890	$14.340	$31.370	$26.210		$22.170

Market value — End of period (Common shares)	$14.340	$12.550	$12.300	$28.300	$24.690		$20.560

Total Investment Return on Net Asset Value(3)	19.46%	11.37%	(50.33)%	27.22%	24.73	%(4)	9.68%

Total Investment Return on Market Value(3)	25.06%	17.40%	(52.78)%	21.83%	26.70	%(4)	11.43%

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
								Period Ended		Year Ended
	2010		2009		2008		2007	October 31, 2006(1)		December 31, 2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$1,155,754		$1,059,505		$1,093,466		$2,392,750	$1,998,876		$1,690,612
Ratios (as a percentage of average daily net assets applicable to common shares):(5)
Expenses excluding interest and fees(6)	1.10%		1.07%		1.03%		1.04%	1.10	%(7)	1.15%
Interest and fee expense(8)	0.41%		0.87%		0.65%		—	—		—
Total expenses(6)	1.51%		1.94%		1.68%		1.04%	1.10	%(7)	1.15%
Net investment income	8.71%		9.06%		9.25%		7.30%	8.14	%(7)	7.38%
Portfolio Turnover	103%		87%		82%		35%	34	%(4)	97%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(5)
Expenses excluding interest and fees(6)	0.84%		0.77%		0.75%		0.77%	0.78	%(7)	0.79%
Interest and fee expense(8)	0.31%		0.62%		0.47%		—	—		—
Total expenses(6)	1.15%		1.39%		1.22%		0.77%	0.78	%(7)	0.79%
Net investment income	6.63%		6.48%		6.70%		5.44%	5.78	%(7)	5.10%

Senior Securities:
Total notes payable outstanding (in 000’s)	$402,000		$339,000		$499,000		$—	$—		$—
Asset coverage per $1,000 of notes payable(9)	$3,875		$4,125		$3,191		$—	$—		$—
Total preferred shares outstanding	—	(10)	—	(10)	—	(10)	30,000	30,000		30,000
Asset coverage per preferred share(11)	$—	(10)	$—	(10)	$—	(10)	$104,767	$91,638		$81,359
Involuntary liquidation preference per preferred share(12)	$—	(10)	$—	(10)	$—	(10)	$25,000	$25,000		$25,000
Approximate market value per preferred share(12)	$—	(10)	$—	(10)	$—	(10)	$25,000	$25,000		$25,000

(1)	For the ten-month period ended October 31, 2006. The Fund changed its fiscal year-end from December 31 to October 31.

(2)	Computed using average common shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(4)	Not annualized.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (see Note 7).

(9)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(10)	The Fund’s preferred shares were fully redeemed during the year ended October 31, 2008.

(11)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(12)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $636,067,890 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($52,539,884), October 31, 2013 ($19,953,734), October 31, 2014 ($31,368,172), October 31, 2015 ($4,901,953), October 31, 2016 ($283,602,117), October 31, 2017 ($211,946,849) and October 31, 2018 ($31,755,181).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$93,813,708	$111,073,112

During the year ended October 31, 2010, accumulated net realized loss was increased by $181,684 and accumulated undistributed net investment income was increased by $181,684 due to differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,996,699
Capital loss carryforward	$(636,067,890)
Net unrealized appreciation	$341,544,097

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Fund’s investment adviser fee totaled $12,141,137 of which $12,799 was allocated from Cash Management Portfolio and $12,128,338 was paid or accrued directly by the Fund. For the year ended October 31, 2010, the Fund’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.85% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Such reimbursement will be reduced by an amount, if any, by which the annual effective advisory fee rate is less than 0.85% of the Fund’s average daily gross assets. The Fund concluded its first six full years of operations on January 30, 2010. Pursuant to this agreement, EVM waived $1,608,158 of its investment adviser fee for the year ended October 31, 2010.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,500,320,283 and $1,429,819,270, respectively, for the year ended October 31, 2010.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended October 31, 2010 were 34,688. There were no transactions in common shares for the year ended October 31, 2009.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,216,371,352

Gross unrealized appreciation	$367,238,781
Gross unrealized depreciation	(25,978,845)

Net unrealized appreciation	$341,259,936

7   Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to $426 million ($750 million prior to November 6, 2009) over a rolling 180 calendar day period. Interest is charged at a rate above 3-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.55% per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2010, the Fund had borrowings outstanding under the Agreement of $402 million at an interest rate of 1.09%. The carrying amount of the borrowings at October 31, 2010 approximated its fair value. For the year ended October 31, 2010, the average borrowings under the Agreement and the average interest rate were $341 million and 1.15%, respectively.

8   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts. The Fund also entered into such contracts to hedge the currency risk of investments it anticipated purchasing.

The non-exchange traded derivatives in which the Fund may invest, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract.

At October 31, 2010, there were no obligations under these financial instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income

Forward foreign currency exchange contracts	$3,732,347	$—

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $84,450,000.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

9   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$73,710,000	$—		$—	$73,710,000
Consumer Staples	65,882,750	43,819,569		—	109,702,319
Energy	92,823,500	70,608,892		—	163,432,392
Financials	140,487,515	103,273,921		—	243,761,436
Health Care	26,138,600	26,719,450		—	52,858,050
Industrials	114,516,000	26,720,679		—	141,236,679
Information Technology	60,343,600	11,547,468		—	71,891,068
Materials	51,360,000	16,428,458		—	67,788,458
Telecommunication Services	50,279,000	64,686,201		—	114,965,201
Utilities	39,000,500	177,157,355		—	216,157,855

Total Common Stocks	$714,541,465	$540,961,993	*	$—	$1,255,503,458

Preferred Stocks
Consumer Staples	$—	$7,715,469		$—	$7,715,469
Energy	—	7,357,000		—	7,357,000
Financials	64,586,193	129,423,572		0	194,009,765
Utilities	—	5,078,876		—	5,078,876

Total Preferred Stocks	$64,586,193	$149,574,917		$0	$214,161,110

Corporate Bonds & Notes	$—	$56,041,236		$—	$56,041,236
Short-Term Investments	—	31,925,484		—	31,925,484

Total Investments	$779,127,658	$778,503,630		$0	$1,557,631,288

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Investments in
Preferred Stocks

Balance as of October 31, 2009	$—
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	(8,910)
Net purchases (sales)	—
Accrued discount (premium)	—
Net transfers to (from) Level 3**	8,910

Balance as of October 31, 2010	$0

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010*	$(8,910)

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period.

11   Legal Proceedings

In May 2010, the Fund received a demand letter from a law firm on behalf of a putative common shareholder. The demand letter alleged that Eaton Vance Management and the Trustees and officers of the Fund breached their fiduciary duty to the Fund in connection with redemption by the Fund of its auction preferred securities following the collapse of auction markets in February 2008. The letter demanded that the Board of Trustees of the Fund take certain action to remedy those alleged breaches. In August 2010, following a thorough investigation conducted by the independent Trustees of the Fund, the Board of Trustees of the Fund (including all of the independent Trustees) rejected the demands set forth in the demand letter. Additionally, a law firm has filed a purported class action lawsuit against the Fund on behalf of a putative common shareholder, alleging breach of fiduciary duty in connection with the Fund’s redemption of auction preferred securities. In addition to the Fund, named defendants include Trustees of the Fund, Eaton Vance Management and Eaton Vance Corp. The Fund, Eaton Vance Management and Eaton Vance Corp. believe this lawsuit to be without merit, and intend to defend themselves vigorously. The Fund believes that this lawsuit will not have a material effect on it or on Eaton Vance Management’s ability to serve as its investment adviser.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2010

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $108,336,482 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 46.32% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2010

NOTICE TO SHAREHOLDERS

In February 2010, the Board approved the Fund’s ability to use a wider array of credit derivatives. Permitted credit derivatives include credit default swaps, interest rate swaps, total return swaps, credit options, as well as other derivative transactions with substantially similar characteristics and risks. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option. The primary risks associated with credit derivatives are imperfect correlation, unanticipated market movement, counterparty risk and liquidity risk. The Fund can engage in credit derivatives to an unlimited extent for hedging purposes. Credit derivatives may also be used for non-hedging purposes provided that the notional value of such derivative investments does not exceed 5% of the value of preferred stocks held by the Fund.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 27, 2010. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Allen R. Freedman and Lynn A. Stout as Class I Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	72,111,152	2,119,406
Allen R. Freedman	72,064,100	2,166,458
Lynn A. Stout	72,104,748	2,125,810

Eaton Vance Tax-Advantaged Global Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2010, our records indicate that there are 187 registered shareholders and approximately 61,172 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee and Vice President	Until 2011. 3 years. Trustee since 2007 and Vice President since 2003.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2011. 3 years Trustee since 2003.	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Class III Trustee	Until 2012. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2013. 3 years. Trustee since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Trustee since 2005; Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2003	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Martha G. Locke 1952	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

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Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Global Dividend Income Fund
Two International Place
Boston, MA 02110

2051-12/10	CE-TAGDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$76,900	$76,900

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,810	$10,810

All Other Fees(3)	$2,500	$1,400

Total	$90,210	$89,110

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/09	10/31/10

Registrant	$13,310	$12,210

Eaton Vance(1)	$280,861	$278,901

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
John H. Croft, Judith A. Saryan, Aamer Khan, Martha G. Locke and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Croft, Khan and Luster, and Mmes. Locke and Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Croft has been with Eaton Vance since 2004 and is a Vice Preisdent of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR. Mr. Khan has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR. Ms. Locke has been with Eaton Vance since 1997 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
			Accounts	Total Assets of
	Number		Paying a	Accounts Paying
	of All	Total Assets of	Performance	a Performance
	Accounts	All Accounts	Fee	Fee
John H. Croft
Registered Investment Companies	4	$2,169.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$51.0	0	$0
Judith A. Saryan
Registered Investment Companies	6	$5,743.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Aamer Khan
Registered Investment Companies	5	$4,425.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Martha G. Locke
Registered Investment Companies	3	$2,755.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
John H. Croft	None
Judith A. Saryan	None
Aamer Khan	None
Martha G. Locke	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: December 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: December 15, 2010

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: December 15, 2010